Exhibit 99.1

At the Company

Christina Goethe Manager, Communications (551) 697-6725 christina.goethe@tdameritrade.com	Jeff Goeser Director, Investor Relations and Finance (402) 597-8464 jeffrey.goeser@tdameritrade.com
TD Ameritrade Continues to Deliver Double-Digit Client Asset Gathering
Net New Client Assets of $10 billion, 11% annualized growth rate
Average Trades Per Day of 372,000
December Quarter Earnings Per Share of $0.25
OMAHA, Neb., January 18, 2011 — TD Ameritrade Holding Corporation (NASDAQ: AMTD) has released results for the first quarter of fiscal 2011. The Company continues to execute on its organic growth strategy, again delivering double-digit annualized net new client asset growth.
The Company’s results for the quarter ended December 31, 2010 include the following (year-over-year comparisons): (1)
•	Net income of $145 million, or $0.25 per diluted share

•	Net new client assets of $9.7 billion, an increase of 11 percent, an annualized growth rate of 11 percent of beginning client assets

•	Average client trades per day of approximately 372,000, a decrease of 2 percent

•	Net revenues of $656 million, 51 percent of which were asset-based

•	Operating income of $234 million, or 36 percent of net revenues

•	Pre-tax income of $223 million, or 34 percent of net revenues

•	EBITDA of $275 million, or 42 percent of net revenues(2)

•	Record interest rate sensitive assets of $68 billion, up 13 percent(3)

•	Record client assets of approximately $386 billion, an increase of 21 percent
“We continue to deliver strong organic growth and have proven the resilience of our strategy in a difficult, but slowly improving macroeconomic environment,” said Fred Tomczyk, president and chief executive officer. “We continue to execute well on our strategy, as evidenced by strong performances in both the retail and institutional sides of our business. With the market environment continuing to improve, we are seeing improvement in retail engagement and sentiment, and we feel good about how we are positioned going forward.”
“TD Ameritrade delivered a very strong performance this quarter, growing revenues despite continued interest rate pressure. Net new assets were at the top of our forecasted range and interest rate sensitive assets are at record levels, positioning us well for an improved rate environment,” said Bill Gerber, executive vice president and chief financial officer. “In addition, our strong cash position enabled us to effectively return 55 percent of our net income to shareholders through a share buyback and recently announced quarterly dividend.”
Stock Repurchases
During the first quarter of fiscal 2011, TD Ameritrade repurchased 3.2 million shares of its common stock at an average price of $15.94 per share, for approximately $50 million. The Company has 26.8 million shares remaining on its existing stock repurchase authorization.

Quarterly Dividend
The Company also announced that it has declared a $0.05 per share quarterly cash dividend, which is payable on February 15, 2011 to all holders of record of common stock as of February 1, 2011.
Company Hosts Conference Call
TD Ameritrade will host its December Quarter conference call this morning, January 18, 2011, at 7:30 a.m. CST. Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 22762147. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD Ameritrade Holding Corporation
TD Ameritrade Holding Corporation (NASDAQ: AMTD), through its brokerage4 and education subsidiaries, combines innovative trading technology, easy-to-use and understand trading tools, investment services, investor education and superior client service to create a market-leading financial services experience. Home to Kiplinger’s #1 online broker5, the award-winning thinkorswim trading technology6, and the respected Investools investor education program, TD Ameritrade provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly changing market environment. For more information and resources for journalists, please visit the TD Ameritrade newsroom at www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, benefits of the thinkorswim acquisition, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, new laws and regulations effecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 19, 2010. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

[1]	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

[2]	See attached reconciliation of non-GAAP financial measures.

[3]	Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of December 31, 2010.

[4]	TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org), and TD Ameritrade Clearing, Inc., member FINRA/SIPC

[5]	TD Ameritrade was ranked #1 and received an overall score of 5 stars (tied for first place with one other broker), in the Kiplinger’s Online Broker Ratings, Kiplinger’s Personal Finance, 02/2011. Fourteen brokers were rated in the categories: Costs, Web site usability, Investment choices, Customer service, and Research and tools.

[6]	thinkorswim, prior to joining TD Ameritrade, earned 4.9 stars, the top score, in the category “Trading Technology”, and was rated #1 overall online broker in Barron’s ranking of online brokers, 3/15/2010. thinkorswim was evaluated versus others in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis and reporting, customer service and education and costs. thinkorswim topped the list in 2006, 2007, 2009, and 2010 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company © 2006—2010

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$292,696	$250,021	$309,388

Asset-based revenues:
Interest revenue	116,820	112,266	101,240
Brokerage interest expense	(1,292)	(1,371)	(1,827)

Net interest revenue	115,528	110,895	99,413

Insured deposit account fees	178,471	176,837	155,331
Investment product fees	40,697	36,344	29,421

Total asset-based revenues	334,696	324,076	284,165

Other revenues	28,798	34,739	31,065

Net revenues	656,190	608,836	624,618

Operating expenses:
Employee compensation and benefits	162,406	154,683	146,639
Clearing and execution costs	23,799	21,945	21,905
Communications	26,914	30,604	24,659
Occupancy and equipment costs	35,191	38,718	34,889
Depreciation and amortization	16,136	15,460	13,610
Amortization of acquired intangible assets	24,591	24,741	25,580
Professional services	40,316	35,048	33,707
Advertising	74,583	61,648	65,193
Gains on money market funds	—	(1,587)	—
Other	18,167	30,331	18,036

Total operating expenses	422,103	411,591	384,218

Operating income	234,087	197,245	240,400

Other expense:
Interest on borrowings	10,825	11,094	11,629
Loss on debt refinancing	—	—	8,392
Loss on sale of investments	—	38	—

Total other expense	10,825	11,132	20,021

Pre-tax income	223,262	186,113	220,379

Provision for income taxes	78,223	72,154	84,142

Net income	$145,039	$113,959	$136,237

Earnings per share — basic	$0.25	$0.20	$0.23
Earnings per share — diluted	$0.25	$0.20	$0.23

Weighted average shares outstanding — basic	575,485	576,086	587,843
Weighted average shares outstanding — diluted	581,243	582,134	595,634

Dividends declared per share	$0.05	$—	$—

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Dec. 31, 2010	Sept. 30, 2010
Assets:
Cash and cash equivalents	$893,383	$741,492
Short-term investments	3,595	3,592
Segregated cash and investments	527,343	994,026
Broker/dealer receivables	944,822	1,207,723
Client receivables	8,315,435	7,391,432
Goodwill and intangible assets	3,563,900	3,591,272
Other	784,164	797,381

Total assets	$15,032,642	$14,726,918

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$1,797,810	$1,934,315
Client payables	7,011,564	6,810,391
Long-term debt	1,282,817	1,302,269
Other	921,086	908,064

Total liabilities	11,013,277	10,955,039

Stockholders’ equity	4,019,365	3,771,879

Total liabilities and stockholders’ equity	$15,032,642	$14,726,918

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)

	Quarter Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009
Key Metrics:
Net new assets (in billions)	$9.7	$6.0	$8.7
Net new asset growth rate (annualized)	11%	7%	12%
Average client trades per day	371,916	317,684	378,561

Profitability Metrics:
Operating margin	35.7%	32.4%	38.5%
Pre-tax margin	34.0%	30.6%	35.3%
Return on client assets (annualized)	0.24%	0.22%	0.29%
Return on average stockholders’ equity (annualized)	15.0%	12.0%	15.0%
EBITDA(1) as a percentage of net revenues	41.9%	39.0%	43.4%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$10.8	$11.1	$11.6
Average debt outstanding (in billions)	$1.3	$1.3	$1.4
Leverage ratio (average debt/annualized EBITDA(1))	1.2	1.3	1.3
Interest coverage ratio (EBITDA(1)/interest on borrowings)	25.4	21.4	23.3
Liquid assets — management target(1)(in billions)	$0.8	$0.6	$0.7
Liquid assets — regulatory threshold(1) (in billions)	$1.3	$1.1	$1.1
Cash and cash equivalents (in billions)	$0.9	$0.7	$0.9

Transaction-Based Revenue Metrics:
Total trades (in millions)	23.6	20.3	23.8
Average commissions and transaction fees per trade(2)	$12.39	$12.29	$12.98
Average client trades per account (annualized)	11.8	10.1	12.5
Activity rate — total accounts	4.7%	4.0%	5.0%
Activity rate — funded accounts	6.8%	5.8%	7.1%
Trading days	63.5	64.0	63.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$12.0	$15.5
Average insured deposit account balances (in billions)	44.7	43.1	32.6

Average spread-based balance (in billions)	$57.7	$55.1	$48.1

Net interest revenue (excluding conduit business) (in millions)	$115.4	$110.8	$99.2
Insured deposit account fee revenue (in millions)	178.5	176.8	155.3

Spread-based revenue (in millions)	$293.9	$287.6	$254.5

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.48%	3.60%	2.50%
Avg. annualized yield — insured deposit account fees	1.56%	1.61%	1.87%
Net interest margin (NIM)	1.99%	2.04%	2.07%

Interest days	92	92	92

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$8.8	$8.8	$12.0
Average annualized yield	0.16%	0.16%	0.09%

Fee revenue (in millions)	$3.6	$3.5	$2.8

Other fee-based investment balances:
Average balance (in billions)	$63.9	$57.1	$46.5
Average annualized yield	0.23%	0.22%	0.22%

Fee revenue (in millions)	$37.1	$32.8	$26.6

Average fee-based investment balances (in billions)	$72.7	$65.9	$58.5
Average annualized yield	0.22%	0.22%	0.20%

Investment product fee revenue (in millions)	$40.7	$36.3	$29.4

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,946,000	7,890,000	7,563,000
New accounts opened	164,000	125,000	180,000
Accounts closed	(73,000)	(69,000)	(68,000)

Total accounts (end of period)	8,037,000	7,946,000	7,675,000

Percentage change during period	1%	1%	1%

Funded accounts (beginning of period)	5,455,000	5,440,000	5,279,000
Funded accounts (end of period)	5,491,000	5,455,000	5,327,000
Percentage change during period	1%	0%	1%

Client assets (beginning of period, in billions)	$354.8	$323.8	$302.0
Client assets (end of period, in billions)	$386.4	$354.8	$318.6
Percentage change during period	9%	10%	5%

(1)	See attached reconciliation of non-GAAP financial measures.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader and TD Waterhouse UK businesses.

NOTE:	See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA
(Unaudited)

	Quarter Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$3.3	$2.9	$7.8
Average annualized yield	0.13%	0.16%	0.13%

Interest revenue (in millions)	$1.1	$1.2	$2.6

Client margin balances:
Average balance (in billions)	$8.1	$7.6	$6.1
Average annualized yield	4.47%	4.68%	4.81%

Interest revenue (in millions)	$92.8	$91.0	$74.7

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.5	$0.7
Average securities lending balance (in billions)	$1.6	$1.5	$1.6

Interest revenue (in millions)	$22.3	$19.3	$23.0
Interest expense (in millions)	(0.5)	(0.4)	(0.3)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$21.8	$18.9	$22.7

Other cash and interest-earning investments:
Average balance (in billions)	$1.1	$1.0	$0.9
Average annualized yield	0.09%	0.09%	0.12%

Interest revenue — net (in millions)	$0.2	$0.3	$0.3

Client credit balances:
Average balance (in billions)	$8.0	$7.5	$10.9
Average annualized cost	0.03%	0.03%	0.04%

Interest expense (in millions)	$(0.5)	$(0.6)	$(1.1)

Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$12.0	$15.5
Average annualized yield (excluding conduit business)	3.48%	3.60%	2.50%

Net interest revenue (excluding conduit business) (in millions)	$115.4	$110.8	$99.2

Conduit Business:
Average balance (in billions)	$0.3	$0.4	$0.6

Securities borrowing — conduit business:
Average annualized yield	0.28%	0.34%	0.35%

Interest revenue (in millions)	$0.2	$0.3	$0.5

Securities lending — conduit business:
Average annualized cost	0.13%	0.18%	0.22%

Interest expense (in millions)	$(0.1)	$(0.2)	$(0.3)

Average interest-earning assets — conduit business (in billions)	$0.3	$0.4	$0.6
Average annualized yield — conduit business	0.15%	0.16%	0.13%

Net interest revenue — conduit business (in millions)	$0.1	$0.1	$0.2

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$12.0	$15.5
Average interest-earning assets — conduit business (in billions)	0.3	0.4	0.6

Average interest-earning assets — total (in billions)	$13.3	$12.4	$16.1

Average annualized yield — total	3.39%	3.51%	2.42%

Net interest revenue (excluding conduit business) (in millions)	$115.4	$110.8	$99.2
Net interest revenue — conduit business (in millions)	0.1	0.1	0.2

Net interest revenue — total (in millions)	$115.5	$110.9	$99.4

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended
	Dec. 31, 2010		Sept. 30, 2010		Dec. 31, 2009
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$274,814	41.9%	$237,408	39.0%	$271,198	43.4%
Less:
Depreciation and amortization	(16,136)	(2.5%)	(15,460)	(2.5%)	(13,610)	(2.2%)
Amortization of acquired intangible assets	(24,591)	(3.7%)	(24,741)	(4.1%)	(25,580)	(4.1%)
Interest on borrowings	(10,825)	(1.6%)	(11,094)	(1.8%)	(11,629)	(1.9%)
Provision for income taxes	(78,223)	(11.9%)	(72,154)	(11.9%)	(84,142)	(13.5%)

Net income	$145,039	22.1%	$113,959	18.7%	$136,237	21.8%

	As of
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
Liquid Assets — Management Target (2)
Liquid assets — management target	$759,970	$561,361	$660,775	$727,245	$717,223
Plus: Broker-dealer cash and cash equivalents	459,728	426,618	510,593	443,329	677,523
Trust company cash and cash equivalents	60,632	50,937	51,488	82,331	34,541
Investment advisory cash and cash equivalents	32,178	28,944	26,946	23,401	20,870

Less: Corporate short-term investments	—	—	(739)	—	(38,237)
Excess broker-dealer regulatory net capital	(419,125)	(326,368)	(532,600)	(442,726)	(508,029)

Cash and cash equivalents	$893,383	$741,492	$716,463	$833,580	$903,891

	As of
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
Liquid Assets — Regulatory Threshold (2)
Liquid assets — regulatory threshold	$1,293,100	$1,076,256	$1,157,356	$1,197,979	$1,127,354
Plus: Broker-dealer cash and cash equivalents	459,728	426,618	510,593	443,329	677,523
Trust company cash and cash equivalents	60,632	50,937	51,488	82,331	34,541
Investment advisory cash and cash equivalents	32,178	28,944	26,946	23,401	20,870

Less: Corporate short-term investments	—	—	(739)	—	(38,237)
Excess trust company Tier 1 capital	(12,039)	(12,284)	(12,637)	(3,120)	(3,995)
Excess broker-dealer regulatory net capital	(940,216)	(828,979)	(1,016,544)	(910,340)	(914,165)

Cash and cash equivalents	$893,383	$741,492	$716,463	$833,580	$903,891

Note:	The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define liquid assets — management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). We consider liquid assets — management target to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define liquid assets — regulatory threshold as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider liquid assets — regulatory threshold to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances.